MOOG INC.

U.S. $150,000,000

6.250% Senior Subordinated Notes due 2015

UNDERWRITING AGREEMENT

Dated January 5, 2005

Banc of America Securities LLC

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Table of Contents
Section 1. Representations and Warranties.	2
(a) Compliance with Registration Requirements	2
(b) Exchange Act Compliance	3
(c) Offering Materials Furnished to the Underwriter	3
(d) Distribution of Offering Material By the Company	3
(e) Authorization of the Underwriting Agreement	3
(f) Authorization of the Indenture	3
(g) Authorization of the DTC Letter of Representations	3
(h) Authorization of the Securities	4
(i) No Applicable Registration or Other Similar Rights	4
(j) No Material Adverse Change	4
(k) Independent Accountants	4
(l) Preparation of the Financial Statements	4
(m) Incorporation and Good Standing of the Company and its Subsidiaries	5
(n) Capitalization and Other Capital Stock Matters	5
(o) Description of the Securities	5
(p) Non-Contravention of Existing Instruments; No Further Authorizations or Approvals Required	5
(q) Required Consents	6
(r) No Material Actions or Proceedings	6
(s) No Labor Disputes	6
(t) Intellectual Property Rights	6
(u) All Necessary Permits, etc	7
(v) Title to Properties	7
(w) Tax Law Compliance	7
(x) Company Not an "Investment Company"	7
(y) Insurance	7
(z) No Mandatory Redemption	8
(aa) Solvency	8
(bb) No Price Stabilization or Manipulation	8
(cc) Related Party Transactions	8
(dd) No Unlawful Contributions or Other Payments	8
(ee) Company's Accounting System	8
(ff) Compliance with Environmental Laws	8
(gg) Periodic Review of Costs of Environmental Compliance	9
(hh) ERISA Compliance	9
(ii) Brokers	10
(jj) No Outstanding Loans or Other Indebtedness	10
(kk) Compliance with Laws	10
(ll) No Event of Default	10
(mm) Disclosure Controls and Procedures	10
(nn) Compliance with Sarbanes-Oxley Act of 2002.	10
Section 2. Purchase, Sale and Delivery of the Securities.	11
(a) The Closing Date	11
(b) Public Offering of the Securities	11
(c) Payment for the Securities	11
(d) Delivery of the Securities	11
(e) Delivery of Prospectus to the Underwriter	11
Section 3. Additional Covenants of the Company.	12
(a) Underwriter's Review of Proposed Amendments and Supplements	12

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(b) Securities Act Compliance	12
(c) Notification of Breach of this Agreement	12
(d) Amendments and Supplements to the Prospectus and Other Securities Act Matters	12
(e) Copies of any Amendments and Supplements to the Prospectus	12
(f) Blue Sky Compliance	13
(g) DTC Eligibility	13
(h) Use of Proceeds	13
(i) Earnings Statement	13
(j) Periodic Reporting Obligations	13
(k) Company to Provide Interim Financial Statements	13
(l) Future Reports to the Underwriter	13
(m) Investment Limitation	13
(n) No Manipulation of Price	14
(o) No Existing Lock-Up Agreement	14
Section 4. Payment of Expenses.	14
Section 5. Conditions to Obligations of the Underwriter	14
(a) No Untrue Statements; Inadvisable to Proceed	15
(b) Corporate Proceedings	15
(c) Resolutions	15
(d) Accountant's Comfort Letter	15
(e) Bring-Down Comfort Letters	15
(f) Compliance with Registration Requirements; No Stop Order; No Objection from NASD	15
(g) No Material Adverse Change	16
(h) Opinion of Counsel for the Company	16
(i) Opinion of Counsel for the Underwriter	16
(j) Officers' Certificate	16
(k) Other Certificates	16
(l) Additional Documents	16
(m) DTC Acceptance	17
(n) QIU Debt Pricing Letter	17
Section 6. Reimbursement of Underwriter's Expenses	17
Section 7. Indemnification.	17
(a) Indemnification of the Underwriter by the Company.	17
(b) Indemnification of the Company, its Directors and Officers	18
(c) Notifications and Other Indemnification Procedures	19
(d) Settlements	19
Section 8. Contribution.	20
Section 9. Termination of this Agreement.	21
Section 10. Representations and Indemnities to Survive Delivery.	21
Section 11. Notices.	21
Section 12. Successors.	22
Section 13. Partial Unenforceability.	22
Section 14. Governing Law Provisions.	22
Section 15. General Provisions.	22

Underwriting Agreement

January 5, 2005

BANC OF AMERICA SECURITIES LLC

9 West 57th Street

New York, New York 10019

Ladies and Gentlemen:

                Introductory. Moog Inc., a New York corporation (the "Company"), proposes to issue and sell to Banc of America Securities LLC (the "Underwriter") U.S.$150,000,000 aggregate principal amount of the Company's 6.250% Senior Subordinated Notes due 2015 (the "Securities").

                The Securities are to be issued pursuant to an Indenture, to be dated January 10, 2005 between the Company and JPMorgan Chase Bank, N.A., as indenture trustee (the "Trustee") (collectively, the "Indenture"). Securities issued in book-entry form will be issued in the name of Cede & Co., as nominee of The Depository Trust Company ("DTC") pursuant to a letter of representations, to be dated as of the Delivery Date (as defined in Section 3) (the "DTC Letter of Representations"), among the Company, the Trustee and DTC.

                The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (File No. 333-113698) for the registration of debt securities (including the Securities) of the Company under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (collectively, the "Securities Act"), and the offering thereof from time to time in accordance with Rule 415 under the Securities Act. Such registration statement has been declared effective by the Commission. Such registration statement, as so amended, if applicable, including the exhibits and schedules thereto, and including all documents incorporated or deemed to be incorporated by reference therein pursuant to Item 12 of Form S-3, prior to the execution of this Agreement, is called the "Registration Statement". Any registration statement filed by the Company pursuant to Rule 462(b) under the Securities Act is called the "Rule 462(b) Registration Statement", and from and after the date and time of filing of the Rule 462(b) Registration Statement the term "Registration Statement" shall include the Rule 462(b) Registration Statement. The final prospectus and the final prospectus supplement relating to the offering of the Securities, in the form first furnished to the Underwriter by the Company for use in connection with the offering of the Securities, including all documents incorporated or deemed to be incorporated by reference therein pursuant to Item 12 of Form S-3, prior to the execution of this Agreement, is called the "Prospectus". A "preliminary prospectus" shall be deemed to refer to any prospectus that omitted information to be included upon pricing in a form of prospectus filed with the Commission pursuant to Rule 424(b) under the Securities Act and was used prior to the execution and delivery of this Agreement. All references in this Agreement to the Registration Statement, the Rule 462(b) Registration Statement, a preliminary prospectus, the Prospectus or any amendments or supplements to any of the foregoing, shall include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System ("EDGAR").

                The Company hereby confirms its engagement of Lazard Frères & Co. LLC to render services as "qualified independent underwriter" within the meaning of Rule 2720 of the Conduct Rules of the NASD with respect to the offering and sale of the Securities. Lazard Frères & Co. LLC, solely in its capacity as qualified independent underwriter and not otherwise, is referred to herein as the "QIU".

                The yield at which the Securities will be sold to the public shall not be lower than the yield recommended by the QIU.

               All references in this Agreement to financial statements and schedules and other information which is "contained", "included" or "stated" (and all other references of like import) in the Registration Statement, a preliminary prospectus or the Prospectus shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement, a preliminary prospectus or the Prospectus, as the case may be, prior to the execution of this Agreement; and all references in this Agreement to amendments or supplements to the Registration Statement, a preliminary prospectus or the Prospectus shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the "Exchange Act") which is or is deemed to be incorporated by reference in the Registration Statement, a preliminary prospectus or the Prospectus, as the case may be, after the execution of this Agreement.

                In connection with the offering of the Securities, the Company expects to use the net proceeds from the sale of the Securities for repayment of debt obligations as described in the preliminary prospectus under "Use of Proceeds."

                The Company hereby confirms its agreements with the Underwriter and the QIU as follows:

    Section 1. Representations and Warranties.

                The Company hereby represents, warrants and covenants to the Underwriter and the QIU, as follows:

    (a) Compliance with Registration Requirements. The Registration Statement and any Rule 462(b) Registration Statement have been declared effective by the Commission under the Securities Act. The Company meets the requirements for use of Form S-3 under the Securities Act. The Registration Statement has been declared effective by the Commission under the Securities Act. No stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement is in effect and no proceedings for such purpose have been instituted or are pending or, to the knowledge of the Company, have been threatened by the Commission.

                Each preliminary prospectus and the prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and each preliminary prospectus and the Prospectus delivered to the Underwriter for use in connection with the offer and sale of the Securities will, at the time of such delivery, be identical to any copies filed by electronic transmission pursuant to EDGAR (except as may be permitted by Regulation S-T under the Securities Act). Each of the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendment thereto, at the time it became effective and at all subsequent times through the end of the Prospectus Delivery Period (as hereinafter defined), complied and will comply in all material respects with the Securities Act and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, as amended or supplemented, as of its date and at all subsequent times through the end of the Prospectus Delivery Period, did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties set forth in the two immediately preceding sentences do not apply to statements in or omissions from the Registration Statement, any Rule 462(b) Registration Statement, or any post-effective amendment thereto, or the Prospectus, or any amendments or supplements thereto, made in reliance upon and in conformity with information relating to the Underwriter furnished to the Company in writing by or on behalf of the Underwriter expressly for use therein. There are no contracts or other documents required to be described in the Prospectus or to be filed as exhibits to the Registration Statement that have not been described or filed as required.

    (b) Exchange Act Compliance. The documents incorporated or deemed to be incorporated by reference in the Registration Statement and Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act, and, when read together with the other information in the Prospectus, at the time the Registration Statement became effective and at the Closing Date will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

    (c) Offering Materials Furnished to the Underwriter. The Company has delivered to the Underwriter one complete manually signed copy of the Registration Statement and of each consent and certificate of experts filed as a part thereof.

    (d) Distribution of Offering Material By the Company. The Company has not distributed and will not distribute, prior to the later of the Closing Date (as defined below) and the completion of the Underwriter's distribution of the Securities, any offering material in connection with the offering and sale of the Securities other than a preliminary prospectus, the Prospectus or the Registration Statement or materials used at any "roadshow" presentations.

    (e) Authorization of the Underwriting Agreement. This Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of the Company enforceable in accordance with its terms, except as rights to indemnification hereunder may be limited by applicable law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

    (f) Authorization of the Indenture. The Indenture has been duly authorized by the Company and will be qualified under the Trust Indenture Act of 1939, as amended ("the Trust Indenture Act"); on the Closing Date, the Indenture will have been duly executed and delivered by the Company and, assuming due authorization, execution and delivery of the Indenture by the Trustee, will constitute a legally valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except to the extent that the enforceability thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to creditors' rights generally and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

    (g) Authorization of the DTC Letter of Representations. The DTC Letter of Representations has been duly authorized by the Company and, on the Closing Date, will have been duly executed and delivered by the Company and will constitute a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except to the extent that the enforceability thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to creditors' rights generally and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

    (h) Authorization of the Securities. The Securities are in the form contemplated by the Indenture, have been duly authorized for issuance and sale as contemplated by this Agreement, the Indenture and the Prospectus and, on the Closing Date, will have been duly executed by the Company and, when issued and authenticated in accordance with the terms of the Indenture, and delivered in the manner provided for in this Agreement against payment of the consideration therefor specified in the Prospectus, will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, and will be entitled to the benefits of the Indenture, except to the extent that the enforceability thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to creditors' rights generally and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

    (i) No Applicable Registration or Other Similar Rights. There are no persons with registration or other similar rights to have any equity or debt securities registered for sale under the Registration Statement or included in the offering contemplated by this Agreement.

    (j) No Material Adverse Change. Since the respective dates as of which information is given in the Prospectus, and except as otherwise stated therein, (i) there has been no material adverse change in the assets, liabilities, results of operations, condition (financial or otherwise), earnings, business affairs or prospects, whether or not arising from transactions in the ordinary course of business, of the Company and its subsidiaries, taken as a whole (any such change is called a "Material Adverse Change"), (ii) there has been no transaction entered into or material liability or obligation, direct, indirect or contingent, incurred by the Company or any subsidiary that is material and adverse to the Company and its subsidiaries, taken as a whole, and (iii) there has been no dividend declared, paid or made by the Company or, except for dividends paid to the Company or other subsidiaries, any of its subsidiaries on any class of its capital stock or repurchase or redemption by the Company or any of its subsidiaries of any class of capital stock.

    (k) Independent Accountants. Ernst & Young LLP, KPMG LLP, and PricewaterhouseCoopers LLP, the accountants who have audited and reported upon the financial statements of the Company and its subsidiaries and the related notes thereto, together with the supporting schedules filed with the Commission as part of the Registration Statement and included in the Prospectus, are independent registered public accountants with respect to the Company and its subsidiaries within the meaning of the Exchange Act.

    (l) Preparation of the Financial Statements. The financial statements of the Company and its consolidated subsidiaries and the related notes thereto filed with the Commission as a part of the Registration Statement and included or incorporated by reference in the Prospectus present fairly the consolidated financial position of the Company and its consolidated subsidiaries as of the dates indicated and the results of their operations for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved. No other financial statements or supporting schedules are required to be included in the Registration Statement. The historical financial data set forth in the Prospectus under the captions "Prospectus Supplement Summary - Summary Historical and Other

Financial Data," and "Capitalization" fairly present the information set forth therein on a basis consistent with that of the audited financial statements contained in the Registration Statement.

    (m) Incorporation and Good Standing of the Company and its Subsidiaries. Each of the Company and its subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with full corporate power and authority to own, lease and operate its properties and conduct its business as presently conducted and as described in the Prospectus and, in the case of the Company, to enter into and perform its obligations under each of this Agreement, the DTC Letter of Representations, the Securities and the Indenture. Each of the Company and each subsidiary is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not, individually or in the aggregate, have a Material Adverse Effect on the Company and its subsidiaries, taken as a whole. As used herein, "Material Adverse Effect," with respect to any person, means a material adverse effect on the assets, liabilities, results of operations, condition (financial or otherwise), earnings, business affairs or prospects, whether or not arising from transactions in the ordinary course of business, of such person and its subsidiaries, taken as a whole. The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Exhibit 21 to the Company's Annual Report on Form 10-K for the fiscal year ended September 25, 2004.

    (n) Capitalization and Other Capital Stock Matters. The authorized, issued and outstanding capitalization is as set forth in the Prospectus under the caption "Capitalization". All the issued and outstanding shares of the capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable and have been issued in compliance with Federal and State securities laws. All of the issued and outstanding capital stock of each subsidiary has been duly authorized and validly issued, is fully paid and nonassessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim (each, a "Lien"), except for the Liens under the Amended and Restated Loan Agreement among certain lenders, HSBC Bank USA, as agent, and Moog Inc. dated as of March 3, 2003, as modified by Modification No. 1 to Amended and Restated Loan Agreement among certain lenders, HSBC Bank USA, as agent, and Moog Inc. dated as of August 6, 2003, Modification No. 2 to Amended and Restated Loan Agreement among certain lenders, HSBC Bank USA, as agent, and Moog Inc. dated as of March 5, 2004, Modification No. 3 to Amended and Restated Loan Agreement among certain lenders, HSBC Bank USA, as agent, and Moog Inc. dated as of December 17, 2004 (the "Loan Agreement"). None of the outstanding shares of common stock were issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company or any of its subsidiaries other than those accurately described in the Prospectus. The description of the Company's stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, set forth or incorporated by reference in the Prospectus accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights under the Securities Act and Exchange Act.

    (o) Description of the Securities. The Securities and the Indenture will conform in all material respects to the respective statements thereto contained in the Prospectus.

    (p) Non-Contravention of Existing Instruments; No Further Authorizations or Approvals Required. Neither the Company nor any of its subsidiaries is in violation of its charter or by-laws or is in default (or, with the giving of notice or lapse of time, would be in default) ("Default") in the performance or observance of any obligation, agreement, covenant or condition contained in any Contract (as defined below) or any applicable law, administrative regulation or administrative or court order or decree, except for such defaults as would not, individually or in the aggregate, have a Material Adverse Effect on the Company. The execution, delivery and performance by the Company of this Agreement, the DTC Letter of Representations and the Indenture and the issuance and delivery of the Securities and consummation of the transactions contemplated herein and therein and in the Prospectus have been duly authorized by all necessary corporate action and will not conflict with or constitute a breach of, or a Default or a Debt Repayment Triggering Event (as defined below) under, or the loss of any material benefit under, or the termination of, or result in the creation or imposition of any Lien upon any property or assets of the Company or any of its subsidiaries pursuant to any contract, indenture, mortgage, loan agreement, note, lease, license or other instrument to which the Company or any of its subsidiaries is a party or by which any of them may be bound (including, without limitation, the Company's Loan Agreement) or to which any of the property or assets of any of them is subject (each, a "Contract"), except for such conflicts, breaches, Defaults, losses or Liens as would not, individually or in the aggregate, have a Material Adverse Effect on the Company, nor will such action result in any violation of the provisions of the charter or bylaws of the Company or any of its subsidiaries or any applicable law, administrative regulation or administrative or court order or decree applicable to the Company or any of its subsidiaries. Except such as have been obtained by the Company or any of its subsidiaries and are in full force and effect under the Securities Act, applicable state securities or blue sky laws and from the New York Stock Exchange or the National Association of Securities Dealers, Inc. (the "NASD"), no consent, approval, authorization or order of, or notice to or filing with, any United States federal or state governmental or regulatory agency or body or any court of the United States or of any state thereof is required for the Company's execution, delivery and performance of this Agreement, the DTC Letter of Representations or the Indenture or the issuance and delivery of the Securities, or consummation of the transactions contemplated herein and therein and in the Prospectus. As used herein, a "Debt Repayment Triggering Event" means any event or condition which gives, or with the giving of notice or lapse of time would give, the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its subsidiaries.

    (q) Required Consents. The Company has obtained, on or prior to the Closing Date, any necessary consents under the Loan Agreement to permit the consummation of the transactions contemplated herein and such consents will continue to be in effect on the Closing Date.

    (r) No Material Actions or Proceedings. Except as otherwise disclosed in the Prospectus, there is no action, suit or proceeding before or by any court or governmental agency or body now pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its subsidiaries which, if adversely determined, would result in a Material Adverse Effect on the Company, or would prevent or hinder the consummation of all the transactions contemplated by this Agreement and in the Prospectus.

    (s) No Labor Disputes. No strike, work stoppage or other similar labor dispute with the employees of the Company or any of its subsidiaries, or, to the knowledge of the Company, with the employees of any principal supplier of the Company or any of its subsidiaries, exists or, to the knowledge of the Company or any of its subsidiaries, is threatened, which would have a Material Adverse Effect on the Company.

    (t) Intellectual Property Rights. The Company and its subsidiaries own or possess sufficient trademarks, trade names, patent rights, copyrights, licenses, approvals, trade secrets and other similar rights (collectively, "Intellectual Property Rights") reasonably necessary to conduct their businesses as now conducted; and the expected expiration of any of such Intellectual Property Rights would not result in a Material Adverse Effect on the Company. Neither the Company nor any of its subsidiaries has received any notice of infringement or conflict with asserted Intellectual Property Rights of others, which infringement or conflict, if the subject of an unfavorable decision, would result in a Material Adverse Effect on the Company.

    (u) All Necessary Permits, etc. The Company and each subsidiary possess such valid and current certificates, authorizations or permits issued by the appropriate regulatory or other governmental agencies or bodies as are necessary to conduct the business as now conducted by the Company and its subsidiaries and as described in the Prospectus, each such certificate, authorization and permit being in full force and effect and the Company and each subsidiary is in compliance with the terms of each such certificate, authorization and permit, except where the failure to possess or comply with any such certificate, authorization or permit would not, individually or in the aggregate, have a Material Adverse Effect on the Company; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization or permit which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect on the Company.

    (v) Title to Properties. The Company and each of its subsidiaries has good and marketable title to all the properties and assets reflected as owned in the financial statements of the Company and its consolidated subsidiaries free and clear of any Liens except for the Liens under the Loan Agreement and except such as do not materially and adversely affect the value of such property and do not materially interfere with the use made or proposed to be made of such property by the Company or such subsidiary. The real property, improvements, equipment and personal property held under lease by the Company or any such subsidiary are held under valid and enforceable leases, with such exceptions as are not material and do not materially interfere with the use made or proposed to be made of such real property, improvements, equipment or personal property by the Company or any of its subsidiaries.

    (w) Tax Law Compliance. All necessary federal, state and foreign income and franchise tax returns required to be filed by the Company and its consolidated subsidiaries have been filed, other than those filings being contested in good faith, and all material taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due or claimed to be due from such entities have been paid, other than those being contested in good faith and for which adequate reserves have been provided or those currently payable without penalty or interest. The Company has made adequate charges, accruals and reserves in the applicable financial statements referred to in Section 1(l) above in respect of all federal, state and foreign income and franchise taxes for all periods as to which the tax liability of the Company or any of its consolidated subsidiaries has not been finally determined.

    (x) Company Not an "Investment Company". The Company is not and will not after receipt of payment for the Securities be (i) an "investment company" or a company "controlled" by an investment company within the meaning of the United States Investment Company Act of 1940, as amended, (ii) a "holding company" or a "subsidiary company" of a holding company or an "affiliate" thereof within the meaning of the United States Public Utility Holding Company Act of 1935, as amended, or (iii) subject to regulation under the United States Federal Power Act or any federal or state statute or regulation limiting its ability to incur indebtedness for borrowed money.

    (y) Insurance. Each of the Company and its subsidiaries are insured by recognized, financially sound institutions with policies in such amounts and with such deductibles and covering such risks as are generally deemed adequate and customary for their businesses including, but not limited to, policies covering real and personal property owned or leased by the Company and its subsidiaries against theft, damage, destruction, acts of vandalism and earthquakes. Except as disclosed in the Prospectus, the Company does not have any reason to believe that it or any subsidiary will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Effect on the Company, as the case may be. Neither the Company nor any subsidiary has been denied any insurance coverage that it has sought or for which it has applied.

    (z) No Mandatory Redemption. The Company is not actively considering any plan or transaction that, if consummated, would result in any mandatory requirement to redeem, or make an offer to purchase, any securities of the Company pursuant to the terms thereof.

    (aa) Solvency. The Company is, and immediately after the Closing Date (after giving effect to the sale of the Securities and the application of the proceeds therefrom), will be, Solvent. As used herein, the term "Solvent" means, with respect to the Company on a particular date, that on such date (i) the fair market value of the assets of the Company is greater than the total amount of liabilities (including contingent liabilities) of the Company, (ii) the present fair salable value of the assets of the Company is greater than the amount that will be required to pay the probable liabilities of the Company on its debts as they become absolute and matured, (iii) the Company is able to realize upon its assets and pay its debts and other liabilities, including contingent obligations, as they mature and (iv) the Company does not have unreasonably small capital.

    (bb) No Price Stabilization or Manipulation. The Company has not taken and will not take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of Securities to facilitate the sale or resale of the Securities.

    (cc) Related Party Transactions. There are no business relationships or related-party transactions involving the Company or any subsidiary or any other person required to be described in the Prospectus that have not been described as required.

    (dd) No Unlawful Contributions or Other Payments. Neither the Company nor any of its subsidiaries nor, to the best of the Company's knowledge, any employee or agent of the Company or any subsidiary, has made any contribution or other payment to any official of, or candidate for, any federal, state or foreign office in violation of any law where such violation would result in a Material Adverse Change or be of the character required to be disclosed in the Prospectus.

    (ee) Company's Accounting System. Except as otherwise disclosed in the Prospectus, the Company maintains a system of accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

    (ff) Compliance with Environmental Laws. Except as otherwise disclosed in the Prospectus or as would not, individually or in the aggregate, result in a Material Adverse Effect on the Company, as the case may be, (i) neither the Company nor any of its subsidiaries is in violation of any federal, state, local or foreign law or regulation relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum and petroleum products (collectively, "Materials of Environmental Concern"), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Materials of Environmental Concern (collectively, "Environmental Laws"), which violation includes, but is not limited to, noncompliance with any permits or other governmental authorizations required for the operation of the business of the Company or its subsidiaries under applicable Environmental Laws, or noncompliance with the terms and conditions thereof, nor has the Company or any of its subsidiaries received any written communication, whether from a governmental authority, citizens group, employee or otherwise, that alleges that the Company or any of its subsidiaries is in violation of any Environmental Law; (ii) there is no claim, action or cause of action filed with a court or governmental authority, nor investigation with respect to which the Company or any of its subsidiaries has received written notice, and no written notice by any person or entity alleging potential liability for investigation costs, cleanup costs, governmental responses costs, natural resources damages, property damages, personal injuries, attorneys' fees or penalties arising out of, based on or resulting from the presence, or release into the environment, of any Material of Environmental Concern at any location owned, leased or operated by the Company or any of its subsidiaries, now or in the past (collectively, "Environmental Claims"), pending, or, to the best of the Company's or any of its subsidiaries' knowledge, threatened or contemplated against the Company or any of its subsidiaries or any person or entity whose liability for any Environmental Claim the Company or any of its subsidiaries has retained or assumed either contractually or by operation of law; and (iii) to the best of the Company's knowledge, there are no past or present actions, activities, circumstances, conditions, events or incidents, including, without limitation, the release, emission, discharge, presence or disposal of any Material of Environmental Concern, that reasonably could result in a violation of any Environmental Law or form the basis of a potential Environmental Claim against the Company or any of its subsidiaries or against any person or entity whose liability for any Environmental Claim the Company or any of its subsidiaries has retained or assumed either contractually or by operation of law.

    (gg) Periodic Review of Costs of Environmental Compliance. In the ordinary course of business, the Company and each of its subsidiaries conducts a periodic review of the effect of Environmental Laws on its respective business, operations and properties, in the course of which they identify and evaluate associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review and the amount of its established reserves, the Company has reasonably concluded that such associated costs and liabilities would not, individually or in the aggregate, result in a Material Adverse Effect on the Company, except as otherwise disclosed in the Prospectus.

    (hh) ERISA Compliance. The Company and any of its subsidiaries and any "employee benefit plan" (as defined under the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, "ERISA")) established or maintained by the Company or a subsidiary or any of their respective "ERISA Affiliates" (as defined below) are and will be in compliance in all material respects with ERISA. "ERISA Affiliate" means, with respect to the Company or such subsidiary, any member of any group of organizations described in Section 414(b), (c), (m) or (o) of the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (the "Code") of which the Company or such subsidiary is a member. No "reportable event" (as defined under Section 4043 of ERISA and for which notice has not been waived by applicable regulations) has occurred or is reasonably expected to occur with respect to any "employee benefit plan" established or maintained by the Company, its subsidiaries or any of their respective ERISA Affiliates. No "employee benefit plan" established or maintained by the Company or any of its subsidiaries or any of their respective ERISA Affiliates, if such "employee benefit plan" were terminated, would have any "amount of unfunded benefit liabilities" (as defined in Title IV of ERISA). None of the Company, its subsidiaries, or any of their respective ERISA Affiliates has incurred or reasonably expects to incur any liability under (i) Title I or IV of ERISA or (ii) Sections 412, 4971, 4975 or 4980B of the Code. Each "employee benefit plan" established or maintained by the Company or any of its subsidiaries or any of their respective ERISA Affiliates that is intended to be qualified under Section 401 of the Code is and will be so qualified and nothing has occurred, whether by action or failure to act, which would cause the loss of such qualification.

    (ii) Brokers. There is no broker, finder or other party that is entitled to receive from the Company any brokerage or finder's fee or other fee or commission as a result of any transactions contemplated by this Agreement, except as provided in this Agreement.

    (jj) No Outstanding Loans or Other Indebtedness. Except as otherwise disclosed in the Prospectus, there are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company.

    (kk) Compliance with Laws. The Company has not been advised, and has no reason to believe, that it and each of its subsidiaries are not conducting business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business, except as otherwise disclosed in the Prospectus or except where failure to be so in compliance would not result in a Material Adverse Change.

    (ll) No Event of Default. No event of default exists under any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument constituting Senior Indebtedness (as defined in the Indenture).

    (mm) Disclosure Controls and Procedures. The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-14 under the Exchange Act), which (i) are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company's principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared, (ii) have been evaluated for effectiveness as of a date within 90 days prior to the filing of the Company's most recent annual or quarterly report filed with the Commission and (iii) are effective in all material respects to perform the functions for which they were established. Based on the evaluation of the Company's disclosure controls and procedures described above, the Company is not aware of (a) any significant deficiency in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize and report financial data or any material weaknesses in internal controls or (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls. Since the most recent evaluation of the Company's disclosure controls and procedures described above, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls.

    (nn) Compliance with Sarbanes-Oxley Act of 2002. The Company and, to the best of its knowledge, its officers and directors are in compliance in all material respects with applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the "Sarbanes-Oxley Act") that are effective as of the date hereof.

                Any certificate signed by an officer of the Company and delivered to the Underwriter or to counsel for the Underwriter shall be deemed to be a representation and warranty by the Company to the Underwriter as to the matters set forth therein.

                The Company acknowledges that the Underwriter and, for purposes of the opinions to be delivered pursuant to Section 5 hereof, counsel to the Company and counsel to the Underwriter, will rely upon the accuracy and truthfulness of the foregoing representations and hereby consents to such reliance.

    Section 2. Purchase, Sale and Delivery of the Securities.

The Securities. Upon the terms herein set forth, the Company agrees to issue and sell to the Underwriter an aggregate of $150,000,000 of Securities. On the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Underwriter agrees to purchase from the Company the Securities. The purchase price of the Securities to be paid by the Underwriter to the Company shall be 98.5% of the aggregate principal amount of the Securities.

    (a) The Closing Date. Delivery of certificates for the Securities to be purchased by the Underwriter and payment therefor shall be made at the offices of Shearman & Sterling LLP, 599 Lexington Avenue, New York, New York 10022 (or such other place as may be agreed to by the Company and the Underwriter) at 9:00 a.m. New York time, on January 10, 2005 or such other time and date as the Underwriter and the Company shall agree (the time and date of such closing are called the "Closing Date").

    (b) Public Offering of the Securities. The Underwriter hereby advises the Company that the Underwriter intends to offer the Securities for sale to the public, as described in the Prospectus, as soon after this Agreement has been executed as the Underwriter, in its sole judgment, have determined is advisable and practicable.

    (c) Payment for the Securities. Payment for the Securities to be sold by the Company shall be made at the Closing Date by wire transfer of immediately available funds to the order of the Company.

    (d) Delivery of the Securities. The Company shall deliver, or cause to be delivered, to the Underwriter for the account of the Underwriter certificates for the Securities to be sold by it at the Closing Date, against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. The certificates for the Securities shall be in such denominations and registered in the name of Cede & Co., as the Depository, pursuant to the DTC Letter of Representations, and shall be made available for inspection on the business day preceding the Closing Date at a location in New York City as the Underwriter may designate. Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Underwriter.

    (e) Delivery of Prospectus to the Underwriter. Not later than 12:00 p.m. on the second business day following the date the Securities are first released by the Underwriter for sale to the public, the Company shall deliver or cause to be delivered, copies of the Prospectus in such quantities and at such places as the Underwriter shall request.

    Section 3. Additional Covenants of the Company.

The Company further covenants and agrees with the Underwriter and the QIU as follows:

    (a) Underwriter's Review of Proposed Amendments and Supplements. During such period beginning on the date hereof and ending on the later of the Closing Date or such date, as in the opinion of counsel for the Underwriter, the Prospectus is no longer required by law to be delivered in connection with sales by the Underwriter or dealer (the "Prospectus Delivery Period"), prior to amending or supplementing the Registration Statement (including any registration statement filed under Rule 462(b) under the Securities Act) or the Prospectus, the Company shall furnish to the Underwriter for review a copy of each such proposed amendment or supplement, and the Company shall not file any such proposed amendment or supplement to which the Underwriter or its counsel reasonably object.

    (b) Securities Act Compliance. After the date of this Agreement, the Company shall promptly advise the Underwriter in writing (i) of the receipt of any comments of, or requests for additional or supplemental information from, the Commission, (ii) of the time and date of any filing of any post-effective amendment to the Registration Statement or any amendment or supplement to any preliminary prospectus or the Prospectus, (iii) of the time and date that any post-effective amendment to the Registration Statement becomes effective and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or of any order preventing or suspending the use of any preliminary prospectus or the Prospectus, or of any proceedings to remove, suspend or terminate from listing or quotation the common stock from any securities exchange upon which it is listed for trading or included or designated for quotation, or of the threatening or initiation of any proceedings for any of such purposes. If the Commission shall enter any such stop order at any time, the Company will use its best efforts to obtain the lifting of such order at the earliest possible moment. Additionally, the Company agrees that it shall comply with the provisions of Rules 424(b), 430A and 434, as applicable, under the Securities Act and will use its reasonable efforts to confirm that any filings made by the Company under such Rule 424(b) were received in a timely manner by the Commission.

    (c) Notification of Breach of this Agreement. The Company shall comply with the terms of the Indenture and the Prospectus and shall promptly notify the Underwriter if it discovers that any of its representations contained in this Agreement is not, at any time prior to the completion of the distribution of the Securities, true and correct, or if it has at any such time breached any of its obligations hereunder.

    (d) Amendments and Supplements to the Prospectus and Other Securities Act Matters. If, during the Prospectus Delivery Period, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if in the opinion of the Underwriter or counsel for the Underwriter it is otherwise necessary to amend or supplement the Prospectus to comply with law, the Company agrees to promptly prepare (subject to Section 3 hereof), file with the Commission and furnish at its own expense to the Underwriter and to dealers, amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with law.

    (e) Copies of any Amendments and Supplements to the Prospectus. The Company agrees to furnish the Underwriter, at its own expense, during the Prospectus Delivery Period, as many copies of the Prospectus and any amendments and supplements thereto (including any documents incorporated or deemed incorporated by reference therein) as the Underwriter may reasonably request.

    (f) Blue Sky Compliance. The Company shall cooperate with the Underwriter and counsel for the Underwriter to qualify or register the Securities for sale under (or obtain exemptions from the application of) the state securities or Blue Sky laws of those jurisdictions designated by the Underwriter, shall comply with such laws and shall continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Securities. The Company shall not be required to qualify as a foreign corporation or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation. The Company will advise the Underwriter promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Securities for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company shall use its best efforts to obtain the withdrawal thereof at the earliest possible moment.

    (g) DTC Eligibility. The Company shall use its best efforts to assist the Underwriter in arranging to cause the Securities to be eligible for settlement through the facilities of DTC.

    (h) Use of Proceeds. The Company shall apply the net proceeds from the sale of the Securities sold by it, if completed, in the manner described under the caption "Use of Proceeds" in the Prospectus.

    (i) Earnings Statement. As soon as practicable, the Company will make generally available to its security holders and to the Underwriter an earnings statement (which need not be audited) covering the twelve-month period ending December 31, 2005 that satisfies the provisions of Section 11(a) of the Securities Act.

    (j) Periodic Reporting Obligations. During the Prospectus Delivery Period the Company shall file, on a timely basis, with the Commission and the New York Stock Exchange all reports and documents required to be filed under the Exchange Act.

    (k) Company to Provide Interim Financial Statements. Prior to the Closing Date, the Company will furnish the Underwriter, as soon as they have been prepared by or are available to the Company, a copy of any unaudited interim financial statements of the Company for any full fiscal quarter ending subsequent to the period covered by the most recent financial statements appearing in the Registration Statement and the Prospectus.

    (l) Future Reports to the Underwriter. During the period of three years hereafter the Company will furnish to the Underwriter (or file on EDGAR): (i) as soon as practicable after the end of each fiscal year, copies of the Annual Report of the Company containing the balance sheet of the Company as of the close of such fiscal year and statements of income, stockholders' equity and cash flows for the year then ended and the opinion thereon of the Company's independent registered public accountants; (ii) as soon as practicable after the filing thereof, copies of each proxy statement, Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other report filed by the Company with the Commission, the NASD or any securities exchange; and (iii) as soon as available, copies of any report or communication of the Company mailed generally to holders of its capital stock or debt securities (including the holders of the Securities).

    (m) Investment Limitation. The Company shall not invest, or otherwise use the proceeds received by the Company from its sale of the Securities in such a manner as would require the Company or any of its subsidiaries to register as an investment company under the Investment Company Act.

    (n) No Manipulation of Price. Neither the Company nor any of its affiliates will take, directly or indirectly, any action designed to or which constitutes or which might reasonably be expected to cause or result in stabilization or manipulation of the price of the Securities of the Company at any time prior to the Underwriter notifying the Company of the completion of the distribution of the Securities.

    (o) No Existing Lock-Up Agreement. The Company has no existing agreements between the Company and any of its security holders that prohibit the sale, transfer, assignment, pledge or hypothecation of any of the Company's securities in connection with a public offering by the Company.

    Section 4. Payment of Expenses.

                The Company agrees to pay all costs, fees and expenses incurred in connection with the performance of its obligations hereunder and in connection with the transactions contemplated hereby, including without limitation (i) all expenses incident to the issuance and delivery of the Securities (including all printing and engraving costs), (ii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Securities to the Underwriter, (iii) all fees and expenses of the Company's counsel, independent registered accountants and other advisors, (iv) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Registration Statement (including financial statements and exhibits), each preliminary prospectus and the Prospectus, and all amendments and supplements thereto, this Agreement, the Indenture, the DTC Letter of Representations, and the Securities, (v) all filing fees, attorneys' fees and expenses incurred by the Company or the Underwriter in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Securities for offer and sale under the state securities or Blue Sky laws, and, if requested by the Underwriter, preparing and printing a "Blue Sky Survey" or memorandum, and any supplements thereto, advising the Underwriter of such qualifications, registrations and exemptions, (vi) the fees and expenses of the Trustee, including the fees and disbursements of counsel for Trustee in connection with the Indenture and the Securities, (vii) any fees payable in connection with the rating of the Securities with the rating agencies, (viii) any filing fees incident to, and any reasonable fees and disbursements of counsel for the Underwriter in connection with, the NASD's review and approval of the Underwriter's participation in the offering and distribution of the Securities, (ix) all fees and expenses (including reasonable fees and expenses of counsel) of the Company in connection with approval of the Securities by the DTC for "book-entry" transfer, and the performance by the Company of its respective other obligations under this Agreement, and (x) all other fees, costs and expenses referred to in Item 14 of Part II of the Registration Statement. Except as provided in clauses (v) and (viii) of this Section 4, Section 6, Section 7 and Section 8 hereof, the Underwriter shall pay its own expenses, including (a) the fees and disbursements of its counsel and (b) all expenses (including travel (including chartered air transportation) and lodging) with respect to any "road show" presentations made in connection with the offer and sale of the securities, and (c) the fees and expenses, if any, of the QIU (including the fees and disbursements of counsel to the QIU).

    Section 5. Conditions to Obligations of the Underwriter

                The obligations of the Underwriter to purchase and pay for the Securities as provided herein on the Closing Date shall be subject to the accuracy of the representations and warranties on the part of the Company set forth in Section 1 hereof as of the date hereof and as of the Closing Date as though then made and to the timely performance by the Company of its covenants and other obligations hereunder, and to each of the following additional conditions:

    (a) No Untrue Statements; Inadvisable to Proceed. The Underwriter shall not have disclosed to the Company on or prior to the Closing Date that the Prospectus contains an untrue statement of a fact which, in the reasonable opinion of the Underwriter, is material or omits to state a fact which, in the reasonable opinion of the Underwriter, is material and is necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; the Company shall not have prepared and distributed any amendment or supplement to the Prospectus either without prior review by, or over the reasonable objection of, the Underwriter; and no change shall have occurred under the Securities Act which in the reasonable judgment of the Underwriter makes it impracticable or inadvisable to proceed with the purchase, sale and delivery of the Securities on the terms and in the manner contemplated in the Prospectus.

    (b) Corporate Proceedings. All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the DTC Letter of Representations, the Indenture, the Securities, the Prospectus and all other legal matters relating to this Agreement and the transactions contemplated hereby and thereby shall be reasonably satisfactory in all respects to the Underwriter and its counsel, and the Company shall have furnished to the Underwriter all documents and information that it may reasonably request to enable it to pass upon such matters.

    (c) Resolutions. The Company shall have delivered to the Underwriter a certified copy of the resolutions of the Board of Directors (or any authorized committee thereof, together with the resolutions of the Board of Directors establishing such committee) of the Company approving the issuance of the Securities on the terms and conditions of the Indenture and this Agreement and approving the terms hereof and authorizing the execution and delivery of this Agreement, the DTC Letter of Representations, the Indenture, the Securities, and all other documents relevant to the issue of the Securities by the Company.

    (d) Accountant's Comfort Letter. The Company shall have furnished to the Underwriter on the date hereof a letter of Ernst & Young LLP, independent registered public accountants for the Company, addressed to the Underwriter and dated the date hereof, in form and substance reasonably satisfactory to the Underwriter, containing statements and information of the type ordinarily included in accountant's "comfort letters" to initial purchasers, delivered according to Statement of Auditing Standards Nos. 72 and 76 (or any successor bulletins), with respect to the Company's audited financial statements and certain financial information contained in the Registration Statement and the Prospectus.

    (e) Bring-Down Comfort Letters. The Company shall have furnished to the Underwriter on the Closing Date, a letter of Ernst & Young LLP, independent registered public accountants for the Company, addressed to the Underwriter and dated as of the Closing Date, in form and substance reasonably satisfactory to the Underwriter, to the effect that they reaffirm the statements made in the letter furnished by it pursuant to Section 5(d), except that the specified date referred to therein for the carrying out of procedures shall be no more than three business days prior to the Closing Date.

    (f) Compliance with Registration Requirements; No Stop Order; No Objection from NASD. For the period from and after effectiveness of this Agreement and prior to the Closing Date:

        (i) the Company shall have filed the Prospectus with the Commission (including the information required by Rule 430A under the Securities Act) in the manner and within the time period required by Rule 424(b) under the Securities Act; or the Company shall have filed a post-effective amendment to the Registration Statement containing the information required by such Rule 430A, and such post-effective amendment shall have become effective; or, if the Company elected to rely upon Rule 434 under the Securities Act and obtained the Underwriter's consent thereto, the Company shall have filed a Term Sheet with the Commission in the manner and within the time period required by such Rule 424(b);

        (ii) no stop order suspending the effectiveness of the Registration Statement, any Rule 462(b) Registration Statement, or any post-effective amendment to the Registration Statement, shall be in effect and no proceedings for such purpose shall have been instituted or threatened by the Commission; and

        (iii) the NASD shall have raised no objection to the fairness and reasonableness of the underwriting terms and arrangements.

    (g) No Material Adverse Change. For the period from and after the date of this Agreement and prior to the Closing Date, in the reasonable judgment of the Underwriter, there shall not have occurred any Material Adverse Change.

    (h) Opinion of Counsel for the Company. On the Closing Date, the Underwriter shall have received the favorable opinion of Hodgson Russ LLP, counsel for the Company, addressed to the Underwriter and dated as of the Closing Date, the form of which is attached as Exhibit A.

    (i) Opinion of Counsel for the Underwriter. On the Closing Date, the Underwriter shall have received the favorable opinion of Shearman & Sterling LLP, counsel for the Underwriter, dated as of the Closing Date with respect to such matters as the Underwriter may reasonably request.

    (j) Officers' Certificate. On the Closing Date the Underwriter shall have received a written certificate from the Company executed by the President or a Vice President and the principal financial or accounting officer of the Company, dated as of the Closing Date, to the effect set forth in subsection (f)(ii) of this Section 5, and further to the effect that:

        (i) for the period from and after the date of this Agreement and prior to the Closing Date, there has not occurred any Material Adverse Change;

        (ii) the representations, warranties and covenants of the Company set forth in Section 1 of this Agreement are true and correct with the same force and effect as though expressly made on and as of the Closing Date;

        (iii) the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date; and

        (iv) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any debt securities of the Company or any of its subsidiaries by any "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436 under the Securities Act.

     (k) Other Certificates. The Company shall have furnished to the Underwriter such further certificates and documents as the Underwriter shall have reasonably requested.

    (l) Additional Documents. On or before the Closing Date, the Underwriter and counsel for the Underwriter shall have received such information, documents and opinions as they may reasonably require for the purposes of enabling it to pass upon the issuance and sale of the Securities as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

    (m) DTC Acceptance. The Securities shall have been accepted for settlement through the facilities of DTC.

    (n) QIU Debt Pricing Letter. The QIU shall have delivered a letter substantially in the form of Exhibit B hereto.

                All opinions (other than the opinion set forth in Section 5(i) above), letters, evidences and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to Shearman & Sterling LLP, counsel to the Underwriter.

                If any condition specified in this Section 5 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Underwriter by notice to the Company at any time on or prior to the Closing Date, which termination shall be without liability on the part of any party to any other party, except that Section 4, Section 6, Section 7 and Section 8 shall at all times be effective and shall survive such termination.

    Section 6. Reimbursement of Underwriter's Expenses

                If this Agreement is terminated by the Underwriter pursuant to Section 5 or Section 9, or if the sale to the Underwriter of the Securities on the Closing Date is not consummated because of any refusal, inability or failure on the part of the Company to perform any agreement herein or to comply with any provision hereof, the Company agrees to reimburse the Underwriter, upon demand for all out-of-pocket expenses that shall have been reasonably incurred by the Underwriter in connection with the proposed purchase and the offering and sale of the Securities, including but not limited to fees and disbursements of counsel, printing expenses, travel expenses, postage, facsimile and telephone charges.

    Section 7. Indemnification.

    (a) Indemnification of the Underwriter by the Company.The Company agrees to indemnify and hold harmless the Underwriter, its directors, officers and employees, and each person, if any, who controls the Underwriter within the meaning of the Securities Act and the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which the Underwriter or such controlling person may become subject, under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based (i) upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereto, including any information deemed to be a part thereof pursuant to Rule 430A or Rule 434 under the Securities Act, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading; or (ii) upon any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and to reimburse the Underwriter and each such controlling person for any and all expenses (including the fees and disbursements of counsel chosen by the Underwriter) as such expenses are reasonably incurred by the Underwriter or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by the Underwriter expressly for use in the Registration Statement, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto); and provided, further, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of the Underwriter, or any person controlling the Underwriter, with respect to any person asserting any losses, claims, damages, liabilities or judgments if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of the Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Securities to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages, liabilities or judgments. The Company also agrees to indemnify and hold harmless the QIU and each person, if any, who controls the QIU within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and judgments incurred as a result of the QIU's participation as a "qualified independent underwriter" within the meaning of Rule 2720 of the NASD's Conduct Rules in connection with the offering of the Securities, except for any losses, claims, damages, liabilities and judgments resulting from the QIU's, or such controlling person's, willful misconduct. The indemnity agreement set forth in this Section 7(a) shall be in addition to any liabilities that the Company may otherwise have.

    (b) Indemnification of the Company, its Directors and Officers. The Underwriter agrees to indemnify and hold harmless the Company, each of its directors and officers and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, against any loss, claim, damage, liability or expense, as incurred, to which the Company, or any such director, officer or controlling person may become subject, under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Underwriter), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or arises out of or is based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case, to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), in reliance upon and in conformity with written information furnished to the Company by the Underwriter expressly for use therein; and to reimburse the Company, or any such director, officer or controlling person for any legal and other expense reasonably incurred by the Company, or any such director, officer or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. The Company hereby acknowledges that the only information that the Underwriter has furnished to the Company expressly for use in the

Registration Statement, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) are the statements set forth in the third and seventh paragraphs under the caption "Underwriting" in the final prospectus supplement; and the Underwriter confirms that such statements are correct. The indemnity agreement set forth in this Section 7 shall be in addition to any liabilities that the Underwriter may otherwise have.

    (c) Notifications and Other Indemnification Procedures. Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to the indemnified party for contribution or otherwise than under the indemnity agreement contained in this Section 7 or to the extent that the indemnifying party is not prejudiced as a proximate result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from the indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party's election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with local counsel), approved by the indemnifying party (the Underwriter in the case of Section 7 and Section 8), representing the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases, the fees and expenses of counsel shall be at the expense of the indemnifying party.

    (d) Settlements. The indemnifying party under this Section 7 shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by Section 7 hereof (which request shall be deemed to be notice of the indemnified party's intention to enter into a settlement of the relevant proceeding if such fees and expenses are not reimbursed by the indemnifying party), the indemnifying party agrees that it shall be liable for any settlement of such proceeding effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

    Section 8. Contribution.

                If the indemnification provided for in Section 7 is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party, as incurred, as a result of any losses, claims, damages, liabilities or expenses referred to therein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Underwriter, on the other hand, from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and the Underwriter, on the other hand, in connection with the statements or omissions or inaccuracies in the representations and warranties herein which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Underwriter, on the other hand, in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company, and the total underwriting discount received by the Underwriter, in each case as set forth on the front cover page of the Prospectus bear to the aggregate initial public offering price of the Securities as set forth on such cover. The relative fault of the Company, on the one hand, and the Underwriter, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact or any such inaccurate or alleged inaccurate representation or warranty relates to information supplied by the Company, on the one hand, or the Underwriter, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 7, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in Section 7 with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this Section 8; provided, however, that no additional notice shall be required with respect to any action for which notice has been given under Section 7 for purposes of indemnification.

                The Company and the Underwriter agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 8.

                Notwithstanding the provisions of this Section 8, the Underwriter shall not be required to contribute any amount in excess of the underwriting commissions received by the Underwriter in connection with the Securities underwritten by it and distributed to the public. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities

Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each officer and employee of the Underwriter and each person, if any, who controls the Underwriter within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as the Underwriter, and each director and each officer of the Company, and each person, if any, who controls the Company with the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as the Company.

    Section 9. Termination of this Agreement.

                Prior to the Closing Date, this Agreement may be terminated by the Underwriter by notice given to the Company if at any time (i) trading or quotation in any of the Company's securities shall have been suspended or limited by the Commission or by the New York Stock Exchange, or trading in securities generally on either the NASDAQ Stock Market or the New York Stock Exchange shall have been suspended or limited, or minimum or maximum prices shall have been generally established on any of such stock exchanges by the Commission or the NASD; (ii) a general banking moratorium shall have been declared by any federal or New York authorities; (iii) there shall have occurred any outbreak or escalation of national or international hostilities or any crisis or calamity, or any change in the United States or international financial markets, or any substantial change or development involving a prospective substantial change in United States or international political, financial or economic conditions, as in the judgment of the Underwriter is material and adverse and makes it impracticable to market the Securities in the manner and on the terms described in the Prospectus or to enforce contracts for the sale of securities; (iv) in the judgment of the Underwriter there shall have occurred any Material Adverse Change; (v) the Company or any of its subsidiaries shall have sustained a loss by strike, fire, flood, earthquake, accident or other calamity of such character as in the judgment of the Underwriter may interfere materially with the conduct of the business and operations of the Company and its subsidiaries regardless of whether or not such loss shall have been insured; or (vi) there shall have occurred a material disruption in commercial banking or securities settlement or clearance services in the United States. Any termination pursuant to this Section 9 shall be without liability on the part of (a) the Company to the Underwriter, except that the Company shall be obligated to reimburse the expenses of the Underwriter pursuant to Sections 4 and 6 hereof, (b) the Underwriter to the Company, or (c) of any party hereto to any other party except that the provisions of Section 7 and Section 8 shall at all times be effective and shall survive such termination.

    Section 10. Representations and Indemnities to Survive Delivery.

                The respective indemnities, agreements, representations, warranties and other statements of the Company, of its officers, and of the Underwriter and the QIU set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Underwriter, the QIU or the Company or any of its or their partners, officers or directors or any controlling person, as the case may be, and will survive delivery of and payment for the Securities sold hereunder.

    Section 11. Notices.

                All communications hereunder shall be in writing and shall be mailed, hand delivered or telecopied and confirmed to the parties hereto as follows:

If to the Underwriter:
    Banc of America Securities LLC
    40 West 57th Street

    New York, New York 10019
    Facsimile: (646) 313-4802
    Attention: Stuart Dean

with a copy to:
    Shearman & Sterling LLP
    599 Lexington Avenue
    New York, New York 10022
    Facsimile: (212) 848-7179
    Attention: Andrew R. Schleider

If to the Company:
    Moog Inc.
    6860 Seneca Street
    P.O. Box 18
    East Aurora, New York 14052-0018
    Facsimile: (716) 687-4457
    Attention: Robert R. Banta

with a copy to:
    Hodgson Russ LLP
    One M&T Plaza, Suite 2000
    Buffalo, New York 14203
    Facsimile: (716) 849-0349
    Attention: John B. Drenning, Esq., John J. Zak, Esq.

Any party hereto may change the address for receipt of communications by giving written notice to the others.

    Section 12. Successors.

                This Agreement will inure to the benefit of and be binding upon the parties hereto and to the benefit of the employees, officers and directors and controlling persons referred to in Section 7 and Section 8, and in each case their respective successors, and personal representatives, and no other person will have any right or obligation hereunder. The term "successors" shall not include any purchaser of the Securities as such from the Underwriter merely by reason of such purchase.

    Section 13. Partial Unenforceability.

                The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

    Section 14. Governing Law Provisions.

                THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

    Section 15. General Provisions.

                No indemnified party shall be entitled to any consequential, special or punitive damages by virtue of Section 7 or 8 of this Agreement except to the extent that such indemnified party is obligated to pay such types of damages to a third party in respect of a claim for which such indemnified party is entitled to indemnification or contribution. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The Table of Contents and the section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

                Each of the parties hereto acknowledges that it is a sophisticated business person who was adequately represented by counsel during negotiations regarding the provisions hereof, including, without limitation, the indemnification provisions of Section 7 and the contribution provisions of Section 8, and is fully informed regarding said provisions. Each of the parties hereto further acknowledges that the provisions of Sections 7 and 8 hereto fairly allocate the risks in light of the ability of the parties to investigate the Company, its affairs and its business in order to assure that adequate disclosure has been made in the Registration Statement, any preliminary prospectus and the Prospectus (and any amendments and supplements thereto), as required by the Securities Act and the Exchange Act.

                If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

                                                                                       Very truly yours,

                                                                                       THE COMPANY:

                                                                                       MOOG INC.
                                                                                       New York corporation

                                                                                       By: /s/ Robert R. Banta
                                                                                       Name:  Robert R. Banta
                                                                                       Title:  Executive Vice President and
                                                                                                 Chief Financial Officer

                The foregoing Underwriting Agreement is hereby confirmed and accepted by the Underwriter in New York, New York as of the date first above written.

BANC OF AMERICA SECURITIES LLC

By: /s/ Stephan T. Jaeger
Name:  Stephan T. Jaeger
Title  Principal

EXHIBIT A

                Opinion of Hodgson Russ LLP, counsel for the Company to be delivered pursuant to Section 5(h) of the Underwriting Agreement.

                References to the Prospectus in this Exhibit A include any supplements thereto at the Closing Date.

        (i)     The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of New York.

        (ii)     The Securities and the Indenture conform in all material respects to the respective statements relating thereto contained in the Prospectus and the forms of the certificates used to evidence the Securities comply with the requirements of the Securities Act, the Exchange Act and the Trust Indenture Act.

        (iii)     No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental authority or agency, is required for the Company's execution, delivery and performance of the Underwriting Agreement, the DTC Letter of Representations or the Indenture, the issuance and delivery of the Securities or the consummation of the transactions contemplated thereby and by the Prospectus, except as required under the Securities Act, applicable state securities or Blue Sky laws, or the rules of the NASD.

        (iv)     Each of the Underwriting Agreement and the Indenture has been duly authorized, executed and delivered by the Company.

        (v)     The DTC Letter of Representations has been duly authorized, executed and delivered by the Company.

        (vi)     The Securities are in the form contemplated by the Indenture and have been duly authorized by all necessary corporate action on the part of the Company and have been duly executed by the proper officers of the Company.

        (vii)     The Securities to be purchased by the Underwriter from the Company have been duly authorized for issuance and sale pursuant to the Underwriting Agreement and, when issued and delivered by the Company pursuant to the Underwriting Agreement against payment of the consideration set forth therein, will be validly issued, fully paid and nonassessable.

        (viii)     Each of the Registration Statement and the Rule 462(b) Registration Statement, if any, has been declared effective by the Commission under the Securities Act. To the knowledge of such counsel, no stop order suspending the effectiveness of either of the Registration Statement or the Rule 462(b) Registration Statement, if any, has been issued under the Securities Act and no proceedings for such purpose have been instituted or are pending by the Commission. Any required filing of the Prospectus and any supplement thereto pursuant to Rule 424(b) under the Securities Act have been made in the manner and within the time period required by such Rule 424(b).

        (ix)     The Registration Statement, including any Rule 462(b) Registration Statement, the Prospectus including any document incorporated by reference therein, and each amendment or supplement to the Prospectus including any document incorporated by reference therein (other than the financial statements and supporting schedules included or incorporated by reference therein or in exhibits to or excluded from the Registration Statement, as to which no opinion need be rendered), as of the issue date thereof in the case of the Prospectus or any supplement thereto or the filing date thereof in the case of the Registration Statement or any document incorporated by reference therein or in the Prospectus or any supplement thereto, comply as to form in all material respects with the applicable requirements of the Securities Act and the Exchange Act.

        (x)      The execution and delivery of the Underwriting Agreement by the Company and the performance by the Company of its obligations thereunder (other than performance by the Company of its obligations under the indemnification section of the Underwriting Agreement, as to which no opinion need be rendered) (a) have been duly authorized by all necessary corporate action on the part of the Company; (b) will not result in any violation of the provisions of the charter or by-laws of the Company or any subsidiary; (c) will not constitute a breach of, or Default or a Debt Repayment Triggering Event under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to the Loan Agreement or to the best knowledge of such counsel, any document filed as an exhibit to the Registration Statement or a filing specifically listed as being incorporated into the Prospectus or (d) to the best knowledge of such counsel, will not result in any violation of any law, administrative regulation or administrative or court decree applicable to the Company or any subsidiary.

        (xi)     The Company is not and will not as a result of the offer and sale of the Securities be (i) an "investment company" or a company "controlled" by an investment company within the meaning of the United States Investment Company Act of 1940, as amended, (ii) a "holding company" or a "subsidiary company" of a holding company or an "affiliate" thereof within the meaning of the United States Public Utility Holding Company Act of 1935, as amended, or (iii) subject to regulation under the United States Federal Power Act or any federal or state statute or regulation limiting its ability to incur indebtedness for borrowed money.

        (xii)     The Indenture constitutes the legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except to the extent that the enforceability thereof may be limited by (A) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, fraudulent transfer or other laws relating to creditors' rights generally and (B) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

        (xiii)     The DTC Letter of Representations constitutes the legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except to the extent that the enforceability thereof may be limited by (A) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, fraudulent transfer or other laws relating to creditors' rights generally and (B) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

        (xiv)     The Securities are in the form contemplated by the Indenture and, assuming the Securities have been duly authenticated by the Trustee and delivered as contemplated by this Agreement and by the Indenture, and delivered in the manner provided for in this Agreement against payment of the consideration therefor specified in the Prospectus, constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, and entitled to the benefits of the Indenture, except to the extent that the enforceability thereof may be limited by (A) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, fraudulent transfer or other laws relating to creditors' rights generally and (B) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

        (xv)     The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of New York; has the corporate power and authority to own, lease and operate its properties and to conduct its business as presently conducted and as described in the Prospectus and to enter into and perform its obligations under this Agreement, the DTC Letter of Representations, the Securities and the Indenture; and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a Material Adverse Effect on the Company.

        (xvi)     The descriptions in the Prospectus of statutes, legal and governmental proceedings, contracts and other documents are accurate and fairly present the information which, to such counsel's knowledge, is required to be shown; and such counsel does not know of any statutes or legal or governmental proceedings required to be described in the Prospectus that are not described as required, or of any contracts or documents of a character required to be described in the Prospectus that are not described as required.

        (xvii)     The statements (a) in the prospectus supplement under the captions "Description of Certain Indebtedness," "Certain U.S. Federal Income Tax Considerations," and "Underwriting," (b) in the base prospectus under the caption "Plan of Distribution," and (c) in Item 15 of the Registration Statement, insofar as such statements constitute summaries of legal matters, the documents or legal proceedings, fairly present and summarize, in all material respects, the matters referred to therein.

        (xviii)     The Company is not in violation of its charter or bylaws, and to the best of such counsel's knowledge, except as otherwise disclosed in the Prospectus, the Company is not in Default in the performance or observance of any obligation, agreement, covenant or condition contained in any Contract or any applicable law, administrative regulation or administrative or court order or decree, which violation or default would, individually or in the aggregate, have a Material Adverse Effect on the Company.

        (xix)     The issuance and delivery of the Securities, the execution and delivery of this Agreement, the DTC Letter of Representations and the Indenture and the consummation of the transactions contemplated herein will not conflict with or constitute a breach of, or Default or a Debt Repayment Triggering Event under, or result in the creation or imposition of any Lien upon any material property or assets of the Company pursuant to any Contract, which conflict, breach, Default, Debt Repayment Triggering Event or Lien would, individually or in the aggregate, have a Material Adverse Effect on the Company.

        (xx)     The issuance and delivery of the Securities, the execution and delivery of this Agreement, the DTC Letter of Representations and the Indenture and the consummation of the transactions contemplated herein will not result in a violation of the provisions of the charter or bylaws of the Company or, to the best of such counsel's knowledge, any material applicable law, administrative regulation, administrative or court order or decree.

        (xxi)     All of the issued and outstanding capital stock of each subsidiary of the Company is owned, directly or indirectly, by the Company, and, to the knowledge of such counsel, free and clear of any security interest, mortgage, pledge, lien, encumbrance or any pending or threatened claim.

        (xxii)     To the knowledge of such counsel, there are no legal or governmental actions, suits or proceedings pending or threatened that are required to be disclosed in the Registration Statement, other than those disclosed therein.

        (xxiii)     To the knowledge of such counsel, there are no Contracts required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto; and the descriptions thereof and references thereto are correct in all material respects.

        (xxiv)     To the knowledge of such counsel, there are no persons with registration or other similar rights to have any equity or debt securities registered for sale under the Registration Statement or included in the offering contemplated by this Agreement.

                        In addition, such counsel shall state that they have participated in conferences with officers and other representatives of the Company, representatives of the independent registered public accountants for the Company and with representatives of the Underwriter at which the contents of the Registration Statement and the Prospectus, and any supplements or amendments thereto, and related matters were discussed and, although such counsel is not passing upon the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus (other than as specified in paragraph (ii) above), and any supplements or amendments thereto, on the basis of the foregoing, nothing has come to their attention which gives them reason to believe that either the Registration Statement or any amendments thereto, at the time the Registration Statement or such amendments became effective or as of the date of the Underwriting Agreement, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto, as of its date, at the date of any such amendment or supplement or at the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no belief as to the financial statements and financial data included or incorporated by reference in the Registration Statement or the Prospectus or any amendments or supplements thereto).

                        The aforementioned opinion shall be limited to the federal laws of the United States of America and the general corporate law of the State of New York. Such counsel may state that insofar as the aforementioned opinion is indicated to be based on the best of such counsel's knowledge, such opinion is based upon such counsel's actual knowledge, which the attorneys in such counsel's firm have obtained in connection with the representation of the Company. Such counsel may rely, to the extent they deem proper and specified in such opinion, on opinions (which shall be dated the Closing Date and shall be satisfactory in form and substance to the Underwriter, shall expressly state that the Underwriter may rely on such opinion as if it were addressed to it and shall be furnished to the Underwriter) of local counsel reasonably satisfactory to the Underwriter with respect to matters of law of jurisdictions other than the federal laws of the United States of America and the general corporate law of the State of New York; provided, however, that such counsel shall further state that they believe that they and the Underwriter are justified in relying upon such opinion of other counsel, and as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials.

EXHIBIT B

Letterhead of Lazard Frères & Co. LLC
30 Rockefeller Plaza
New York, NY 10020
Phone 212-632-6000
www.lazard.com

January 5, 2005

Moog Inc.
6860 Seneca Street
P.O. Box 18
East Aurora, New York 14052-0018
Facsimile: (716) 687-4457
Attention: Robert R. Banta

and

Banc of America Securities LLC
40 West 57th Street
New York, New York 10019
Facsimile: (646) 313-4802
Attention: Stuart Dean

        Re:     $150,000,000 principal amount of 6.250% Senior Subordinated Notes due 2015
                                                                (the "Securities")
                            ________________________________________________

Ladies and Gentlemen:

        Moog Inc. ("the Company"), a New York corporation, has filed with the Securities and Exchange Commission ("the Commission") a registration statement on Form S-3 (File No. 333-113698) ("the S-3"), relating to the public offering of the Securities by the Company (the "Offering"). In connection with the Offering, Banc of America Securities LLC is acting as the underwriter (the "Underwriter"). Subject to the terms and conditions of the underwriting agreement to be entered in to between the Company and Underwriter, the Underwriter will agree to purchase from the Company, and the Company will agree to sell to the Underwriter, all of the Securities.

        Because affiliates of Banc of America Securities LLC are lenders under the Company's loan agreement, and will receive more than 10% of the net proceeds of this offering when the Company repays that facility, they may be deemed to have a "conflict of interest" under Rule 2710(h) of the National Association of Securities Dealers, Inc. (the "NASD"). When an NASD member with a conflict of interest participates as an underwriter in a public offering, that rule requires that the yield at which the Securities are offered to the public may be no lower than the yield recommended by a "qualified independent underwriter," as defined by the NASD. In accordance with this rule, you have asked us to assume the responsibility of acting as a qualified independent underwriter. In our role as a qualified independent underwriter, we have performed a due diligence investigation and participated in the preparation of the prospectus supplement with respect to the Offering. Banc of America Securities LLC has agreed to pay us $150,000 as compensation for our role. The Company has agreed to indemnify us against liabilities incurred in connection with acting as a qualified independent underwriter, including liabilities under the Securities Act.

        In the course of our evaluation for the purpose of arriving at our recommendation, we have (i) made a review of the S-3 and amendments thereto after the time it was declared effective by the Commission, relating to the Securities, the Company's earnings, assets and other pertinent financial and statistical data, (ii) made inquiries of and participated in conferences with the management of the Company, its counsel and independent registered public accountants regarding the business, operations and financial condition of the Company, (iii) considered the prospects for the industry in which the Company competes, estimates for the business potential of the Company, assessments of its management, the general condition of the securities markets at the time of the Offering and the demand for similar securities of companies believed by us to be comparable to the Company, (iv) inquired as to the demand indicated for the Securities offered in the Offering and (v) conducted such other studies, analysis and investigations as we have deemed appropriate.

        Based upon the foregoing and assuming the public offering of the Securities is made on or before January 5, 2005, we recommend that the Securities be offered to the public at a yield no lower than 6.25%. Such recommendation should in no way be considered or relied upon as an indication of the value of the Securities.

        In the course of our examinations for purposes of recommending a minimum yield for the Securities, we have relied upon and assumed, without independent verification, the accuracy and completeness of the foregoing information (including information contained in the S-3), and the assurance of management of the Company that they are unaware of any facts which would make the information provided to us incomplete or misleading. In arriving at our recommendation, we have not performed an independent appraisal or valuation of any properties or any other assets of the Company. Our recommendation is based on economic, market, financial and other conditions as they exist and can be evaluated on the date hereof and on the conditions and circumstances of the Company as described in the S-3. Changes in the conditions and circumstances of the Company from that described in such Registration Statement and events occurring after the date hereof, including changes in the markets in which the Company operates, could materially affect the conclusions stated in this letter. We shall not be obligated or required hereafter to reaffirm or revise these recommendations or otherwise to comment on any events occurring after the date hereof or on any changes to the conditions or circumstances of the Company from those so described.

        We confirm that we are a Qualified Independent Underwriter within the meaning of NASD Rule 2720 and have complied with the applicable requirements of such Rule.

        This opinion is rendered only to the Company and the Underwriter and is solely for their benefit in connection with the Offering contemplated hereby. This opinion may not be relied upon for any other purpose, or furnished to, quoted to, or relied upon by any other person, firm or corporation for any purpose, without our prior written consent.

                                                                                                    Very truly yours,

                                                                                                    Lazard Frères & Co. LLC

                                                                                                    By: ___________________________________

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